SUPPLEMENT DATED JUNE 23, 2025 TO THE CURRENT SUMMARY AND STATUTORY PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION FOR:

Invesco Oppenheimer International Growth Fund

Invesco Oppenheimer V.I. International Growth Fund

(each a “Fund” and collectively, the “Funds”)

This supplement amends the Summary and Statutory Prospectuses and Statements of Additional Information (“SAI”) of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in connection with the Summary and Statutory Prospectuses and SAIs and retain it for future reference.

Fund Name Changes: The Boards of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and AIM Variable Insurance Funds (Invesco Variable Insurance Funds) approved the name change of Invesco Oppenheimer International Growth Fund and Invesco Oppenheimer V.I. International Growth Fund, respectively, effective on or about August 22, 2025, as shown below.

Current Fund Name	New Fund Name
Invesco Oppenheimer International Growth Fund	Invesco International Growth Fund
Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. International Growth Fund

Accordingly, effective on or about August 22, 2025, any and all references to the Funds in their Summary and Statutory Prospectuses and SAIs are replaced with their new Fund names.

In addition, effective on or about August 22, 2025:

The MSCI ACWI ex-USA Growth Index is being added as each Fund’s style-specific benchmark. Accordingly, the following information is added to the Average Annual Total Returns table appearing under the heading “Performance Information" in each Fund’s Summary and Statutory Prospectuses:

	1 Year	5 Years	10 Years
MSCI ACWI ex-USA® Growth Index (Net) (reflects reinvested dividends net of withholding taxes, but reflects no deduction for fees, expenses or other taxes)	5.07%	3.44%	5.35%

O-IGR & O-VIIGR-SUMSTATSAI-SUP 062325